SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 25, 1998


                        RESIDENTIAL ACCREDIT LOANS, INC.
           (Exact name of the registrant as specified in it's charter)

                          33-95932, 333-8733, 333-33493
                                   333-48327                          51-0368240


Delaware                    (Commission File Number)            (I.R.S. Employee
(State or other                                              Identification No.)
jurisdiction of
incorporation)

8400 Normandale Lake Boulevard                                             55437
Minneapolis, Minnesota                                                (Zip Code)
(Address of Principal
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000



Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the May 1998 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.


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Master Serviced by Residential Funding Corporation

          1995-QS1   1996-QS1   1996-QS2  1996-QS3  1996-QS4  1996-QS6  1996-QS5
          1996-QS7   1996-QS8   1997-QS1  1997-QS2  1997-QS3  1997-QS3  1997-QS4
          1997-QS5  1997-QS6  1997-QS7  1997-QS8  1997-QS9  1997-QS10  1997-QS11
          1997-QS12 1997-QS13 1998-QS1 1998-QS2 1998-QS3GR1 1998-QS3GR2 1998-QS4
          1998-QS5

Item 7. Financial  Statements and Exhibits (a) Not applicable (b) Not applicable
(c) See Item 5.



                                   SIGNATURES

Pursuant to the requirements of the Securities ExchangeAct of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.


 By: /s/Davee Olson


 Name:  Davee Olson
Title:  Chief Financial Officer
Dated: May 25, 1998

















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                                   SIGNATURES

Pursuant to the requirements of the Securities ExchangeAct of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.


By:


Name:  Davee Olson
Title:  Chief Financial Officer
Dated: May 25, 1998




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